Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
Servicing Office:
The Lincoln National Life Insurance Company
P.O. Box 9740
Portland, ME 04104
1-800-341-0441
www.LincolnRetirement.com
This prospectus describes the group annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contracts growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If a participant dies before the annuity commencement date, we pay the benefciary or the plan a death benefit.
If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.
All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.
The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.
AllianceBernstein Variable Products Series Fund (Class B)
     AllianceBernstein Growth Portfolio
     AllianceBernstein Growth and Income Portfolio*
     AllianceBernstein Technology Portfolio
American Century Variable Portfolios (Class I)
     Balanced Fund
American Funds Insurance Series (Class 2)
     American Funds Global Growth Fund*
     American Funds Growth Fund
     American Fund Growth-Income Fund*
     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares)
     Baron Capital Asset Fund
Delaware VIP Trust (Service Class)
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series*
     Delaware VIP Trend Series
Delaware VIP Trust (Standard Class)
     Delaware VIP Diversified Income Series*
Dreyfus Variable Investment Fund (VIF)(Initial Class)
     Dreyfus Developing Leaders Portfolio
Dreyfus Stock Index Fund, Inc. (Initial Class)
Fidelity (Reg. TM) Variable Insurance Products Portfolios (Initial Class)
     Fidelity (Reg. TM) Asset Manager Portfolio
     Fidelity (Reg. TM) Equity Income Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Fidelity (Reg. TM) Variable Insurance Products Portfolios
     (Service Class 2)
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
Janus Aspen Series (Institutional Shares)
     Janus Aspen Worldwide Growth Portfolio
Lincoln Variable Insurance Products Trust (Standard Class)
     Lincoln VIP Aggressive Growth Fund
     Lincoln VIP Bond Fund*
     Lincoln VIP Capital Appreciation Fund
     Lincoln VIP Growth and Income Fund
     Lincoln VIP International Fund*
     Lincoln VIP Managed Fund*
     Lincoln VIP Social Awareness Fund
                                                                               1
Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
     Mid-Cap Growth Portfolio
     Partners Portfolio
Scudder Investment VIT Funds (Class A)
     Scudder VIT Equity 500 Index Fund*
     Scudder VIT Small Cap Index Fund*
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio
Funds noted with an asterisk (*) will be available on or about May 24, 2004. This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The
Lincoln National Life Insurance Company, P.O. Box 9740, Portland, ME 04104, or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
May 1, 2004
2
Table of Contents

Item                                                                      Page
Special terms                                                              4
Expense tables                                                             5
Summary of common questions                                                8
The Lincoln National Life Insurance Company                               10
Fixed side of the contract                                                10
Variable annuity account (VAA)                                            10
Investments of the VAA                                                    10
Charges and other deductions                                              14
The contracts                                                             17
 Purchase of the contracts                                                17
 Transfers on or before the annuity commencement date                     19
 Death benefit before the annuity commencement date                       20
 Withdrawals                                                              21
 Annuity payouts                                                          23
Federal tax matters                                                       24
 Voting rights                                                            27
 Return privilege                                                         28
 Other information                                                        28
 Legal proceedings                                                        28
Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account L         29
Appendix A - Condensed financial information                              A-1

                                                                               3
Special terms
In this prospectus, the following terms have the indicated meanings:
Account or variable annuity account (VAA) - The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account value -  At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.
Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.
Annuitant - The person on whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.
Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.
Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.
Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity payouts.
Beneficiary - The person or entity designated by the participant to receive any death benefit paid if the participant dies before the annuity commencement date.
Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).
Contributions - Amounts paid into the contract.
Death Benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant dies.
Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company. Participant - An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.
Participant Year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.
Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.
Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.
Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation period - The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.
4
Expense tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted. Contractowner/Participant Transaction Expenses for GVA I, II & III:
The maximum surrender charge (contingent deferred sales charge) (as a percentage of an account value withdrawn):

GVA I        GVA II        GVA III
-------      --------      --------
5%*          6%*           None

*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and other deductions - Surrender charges.
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual account fee (per participant): $25
Loan establishment fee (per loan): $50
Systematic withdrawal option fee: $30
The annual fee may be paid by an employer on behalf of participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and other deductions.
Separate Account L expenses for GVA I, II, & III subaccounts (as a percentage of average daily net assets in the subaccounts):

"standard" mortality and expense risk charge        1.00%
"breakpoint" mortality and expense charge*          .75%

*Only certain contract or plans are eligible for a breakpoint charge. See - Charges and other deductions.
For information concerning compensation paid for the sale of the contracts, see "Distribution of the contracts."
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                                                                 Minimum        Maximum
                                                                                                ---------      --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or service (12b-1) fees, and other expenses):       .30%           1.59%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):                                                    .30%           1.44%

The following table shows the expenses charged by each fund for the year ended December 31, 2003:
(as a percentage of each fund's average net assets):

                                                                       Management                    12b-1 Fees
                                                                      Fees (before                   (before any
                                                                      any waivers/                    waivers/
                                                                     reimbursements)      +        reimbursements)
AllianceBernstein Growth Portfolio (Class B)                         0.75        %                 0.25        %
AllianceBernstein Growth and Income Portfolio (Class B) (1) *        0.63                          0.25
AllianceBernstein Technology Portfolio (class B) (1)                 1.00                          0.25
American Century VP Balanced Fund                                    0.90                          0.00
American Funds Global Growth Fund (class 2) *                        0.66                          0.25
                                                                              Other Expenses                Total Expenses
                                                                                (before any                   (before any
                                                                                 waivers/                      waivers/
                                                                     +        reimbursements)      =        reimbursements)
AllianceBernstein Growth Portfolio (Class B)                                  0.14        %                 1.14        %
AllianceBernstein Growth and Income Portfolio (Class B) (1) *                 0.03                          0.91
AllianceBernstein Technology Portfolio (class B) (1)                          0.12                          1.37
American Century VP Balanced Fund                                             0.00                          0.90
American Funds Global Growth Fund (class 2) *                                 0.04                          0.95
                                                                                       Total
                                                                       Total          Expenses
                                                                     Contractua
                                                                         al          Contractua
                                                                      waivers/           al
                                                                     reimbursem
                                                                       ments         reimbursem
                                                                      (if any)         ments)
AllianceBernstein Growth Portfolio (Class B)
AllianceBernstein Growth and Income Portfolio (Class B) (1) *
AllianceBernstein Technology Portfolio (class B) (1)
American Century VP Balanced Fund
American Funds Global Growth Fund (class 2) *

                                                                               5

                                                                        Management                    12b-1 Fees
                                                                       Fees (before                   (before any
                                                                       any waivers/                    waivers/
                                                                      reimbursements)      +        reimbursements)
American Funds Growth Fund (class 2))                                 0.37        %                 0.25        %
American Funds Growth-Income Fund (class 2) *                         0.33                          0.25
American Funds International Fund (class 2)                           0.57                          0.25
Baron Capital Asset Fund (Insurance Shares)                           1.00                          0.25
Delaware VIP Diversified Income Series (Standard class) (2) *         0.65                          0.00
Delaware VIP Small Cap Value Series (Service class) (3) *             0.75                          0.30
Delaware VIP REIT Series(Service Class) (4)                           0.75                          0.30
Delaware VIP Trend Series (Service class) (5)                         0.75                          0.30
Dreyfus Stock Index Fund (Initial Class)                              0.25                          0.00
Dreyfus VIF Developing Leaders Portfolio (Initial Class)              0.75                          0.00
Fidelity (Reg. TM) VIP Asset ManagerPortfolio (Initial class)         0.53                          0.00
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)         0.58                          0.25
Fidelity (Reg. TM) VIP Equity Income Portfolio (Initial class)        0.48                          0.00
Fidelity (Reg. TM) VIP Growth Portfolio (Initial class)               0.58                          0.00
Janus Aspen Worldwide Growth Portfolio (Institutional class)          0.65                          0.00
Lincoln VIP Aggressive Growth Fund (Standard class)                   0.74                          0.00
Lincoln VIP Bond Fund (Standard class)                                0.37                          0.00
Lincoln VIP Capital Appreciation Fund (Standard class)                0.73                          0.00
Lincoln VIP Growth and Income Fund (Standard class)                   0.33                          0.00
Lincoln VIP International Fund (Standard class)                       0.85                          0.00
Lincoln VIP Managed Fund (Standard class)                             0.40                          0.00
Lincoln VIP Social Awareness Fund (Standard class)                    0.36                          0.00
Neuberger Berman AMT Mid-Cap Growth Portfolio                         0.84                          0.00
Neuberger Berman AMT Partners Portfolio                               0.83                          0.00
T. Rowe Price International Stock Portfolio                           1.05                          0.00
Scudder VIT Equity 500 Index Fund (Class A) (6) *                     0.20                          0.00
Scudder VIT Small Cap Index Fund (Class A) (7)*                       0.35                          0.00
                                                                               Other Expenses                Total Expenses
                                                                                 (before any                   (before any
                                                                                  waivers/                      waivers/
                                                                      +        reimbursements)      =        reimbursements)
American Funds Growth Fund (class 2))                                          0.02        %                 0.64        %
American Funds Growth-Income Fund (class 2) *                                  0.01                          0.59
American Funds International Fund (class 2)                                    0.06                          0.88
Baron Capital Asset Fund (Insurance Shares)                                    0.19                          1.44
Delaware VIP Diversified Income Series (Standard class) (2) *                  0.94                          1.59
Delaware VIP Small Cap Value Series (Service class) (3) *                      0.11                          1.16
Delaware VIP REIT Series(Service Class) (4)                                    0.11                          1.16
Delaware VIP Trend Series (Service class) (5)                                  0.09                          1.14
Dreyfus Stock Index Fund (Initial Class)                                       0.02                          0.27
Dreyfus VIF Developing Leaders Portfolio (Initial Class)                       0.07                          0.82
Fidelity (Reg. TM) VIP Asset ManagerPortfolio (Initial class)                  0.10                          0.63
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)                  0.10                          0.93
Fidelity (Reg. TM) VIP Equity Income Portfolio (Initial class)                 0.09                          0.57
Fidelity (Reg. TM) VIP Growth Portfolio (Initial class)                        0.09                          0.67
Janus Aspen Worldwide Growth Portfolio (Institutional class)                   0.06                          0.71
Lincoln VIP Aggressive Growth Fund (Standard class)                            0.16                          0.90
Lincoln VIP Bond Fund (Standard class)                                         0.07                          0.44
Lincoln VIP Capital Appreciation Fund (Standard class)                         0.09                          0.82
Lincoln VIP Growth and Income Fund (Standard class)                            0.05                          0.38
Lincoln VIP International Fund (Standard class)                                0.19                          1.04
Lincoln VIP Managed Fund (Standard class)                                      0.10                          0.50
Lincoln VIP Social Awareness Fund (Standard class)                             0.07                          0.43
Neuberger Berman AMT Mid-Cap Growth Portfolio                                  0.04                          0.88
Neuberger Berman AMT Partners Portfolio                                        0.07                          0.90
T. Rowe Price International Stock Portfolio                                    0.00                          1.05
Scudder VIT Equity 500 Index Fund (Class A) (6) *                              0.10                          0.30
Scudder VIT Small Cap Index Fund (Class A) (7)*                                0.26                          0.61
                                                                                            Total Expenses
                                                                           Total                (after
                                                                        Contractual          Contractual
                                                                          waivers/             waivers/
                                                                       reimbursements       reimbursements
                                                                          (if any)                s)
American Funds Growth Fund (class 2))
American Funds Growth-Income Fund (class 2) *
American Funds International Fund (class 2)
Baron Capital Asset Fund (Insurance Shares)
Delaware VIP Diversified Income Series (Standard class) (2) *         -0.79        %        0.80        %
Delaware VIP Small Cap Value Series (Service class) (3) *             -0.05                 1.11
Delaware VIP REIT Series(Service Class) (4)                           -0.05                 1.11
Delaware VIP Trend Series (Service class) (5)                         -0.05                 1.09
Dreyfus Stock Index Fund (Initial Class)
Dreyfus VIF Developing Leaders Portfolio (Initial Class)
Fidelity (Reg. TM) VIP Asset ManagerPortfolio (Initial class)
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service class 2)
Fidelity (Reg. TM) VIP Equity Income Portfolio (Initial class)
Fidelity (Reg. TM) VIP Growth Portfolio (Initial class)
Janus Aspen Worldwide Growth Portfolio (Institutional class)
Lincoln VIP Aggressive Growth Fund (Standard class)
Lincoln VIP Bond Fund (Standard class)
Lincoln VIP Capital Appreciation Fund (Standard class)
Lincoln VIP Growth and Income Fund (Standard class)
Lincoln VIP International Fund (Standard class)
Lincoln VIP Managed Fund (Standard class)
Lincoln VIP Social Awareness Fund (Standard class)
Neuberger Berman AMT Mid-Cap Growth Portfolio
Neuberger Berman AMT Partners Portfolio
T. Rowe Price International Stock Portfolio
Scudder VIT Equity 500 Index Fund (Class A) (6) *
Scudder VIT Small Cap Index Fund (Class A) (7)*                       -0.16                 0.45

* Funds noted with an asterisk (*) will be available on or about May 24, 2004.
(1)Total Portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fees after waiver for each Portfolio and, after giving effect to the advisory fee waiver, total portfolio operating expenses are as follows: VP Growth and Income Portfolio (0.55%, 0.83%); VP Technology Portfolio (0.75%, 1.12%).
(2) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company (DMC). Since inception through April 30, 2004, the advisor contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 1.59% for the fiscal year
2003. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year.
(3)The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2004, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its managaement fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service Class chares 12b-1 fee to no more than 0.25% of average daily net assets.
(4)The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2004, the advisor contractually waived its management fee and/or reimbursed the
Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contracutally agreed to waive its management fee and/
or reimburse the Series for expenses to the extent that total expenses (excluding any 12b1 fees, taxes, interest, brokerage fees, extraordinary
6
expenses and certain insurance expenses) will not exced 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2004 through April 30, 2005, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.
(5)The investment advisor for the Delaware VIP Trend Series is Delaware Management Company (DMC). For the period May 1, 2002 through April 30, 2004, the advisor contractually waived its management fee and/or reimbursed the
Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contracutally agreed to waive its management fee and/
or reimburse the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year. The Service Class shares are subject to an annual 12b-1 fee to no more than 0.25% of average daily net assets.
(6)Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, A share class respectively:
(0.30%).
(7)Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimbusre other expenses to the extent necessary to limit total operating expenses to the following amounts, A share class respectively:
(0.45%).
                                                                               7
EXAMPLES
This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.
The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable period:

                            1 year        3 years        5 years        10 years
                           --------      ---------      ---------      ---------
    GVA I Standard*         $ 765         $1,314         $1,891         $2,954
   GVA II Standard*           767          1,422          2,005          3,210
  GVA III Standard*           252            776          1,326          2,826

2) If you do not surrender your contract at the end of the applicable time period:

                            1 year        3 years        5 years        10 years
                           --------      ---------      ---------      ---------
    GVA I Standard*         $ 252          $ 776         $1,326         $2,826
   GVA II Standard*           252            776          1,326          2,826
  GVA III Standard*           252            776          1,326          2,826

*Examples shown may be less for plans qualifying for "breakpoint" mortality and expense risk charge.
The Expense Tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.
For more information, see - Charges and other deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.
Summary of common questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See "The contracts." This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.
What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable annuity account.
What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the variable annuity account - Description of the funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the variable annuity account - Description of the funds.
How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See - The contracts and Annuity payments. What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge of 0-5% or 0-6%, respectively, of the gross withdrawal amount applies depending upon how many participation years the participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Charges and other deductions - surrender charge for GVA I and GVA II.
There is no surrender charge for GVA III.
We charge an account fee charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.
8
We apply a charge to the daily net asset value of the VAA and those charges are:

"standard" mortality and expense risk charge        1.00%
"breakpoint" mortality and expense charge*          .75%

See - Charges and other deductions.
The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See - The Contracts-contributions.
How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity payouts - annuity options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.
What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The contracts - Death benefit.
May participants transfer account value between subaccounts, and between the
VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See - The contracts - Transfers on or before the annuity commencement date and Transfers after the annuity commencement date.
May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See - Charges and other deductions. Under GVA III the following restrictions apply:
 o a participant may not transfer more than 20% of their fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value;
 o liquidation of the entire fixed account value must be over 5 annual installments. See Fixed account withdrawal/transfer limits for GVA III.
The contractowner must also approve participant withdrawals under Section
401(a) plans and plan subject to Title I of ERISA. Certain charges may apply. See - Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal tax matters.
Do participant's get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. See - Return privilege.
Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values. Investment results
The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis. The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.
The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.
Financial statements
The financial statements of the VAA and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.
                                                                               9
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company(Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.
Fixed side of the contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.
ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.
Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.
Variable annuity account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
Investments of the VAA
The contractowner decides which of the subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. Investment Advisers
As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.
With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may compensate us (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. It is anticipated that such compensation will be
10
based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). As of the date of this prospectus, we were receiving compensation from each fund company.
Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

 FUND NAME         FUND DESCRIPTION         MANAGER

 AllianceBernstein         Capital Appreciation         Alliance Capital
Growth Portfolio                                       Management, L.P.

 AllianceBernstein         Growth and income         Alliance Capital
Growth and Income                                   Management, L.P.
Portfolio

 AllianceBernstein           Maximum Capital Appreciation         Alliance Capital
Technology Portfolio                                             Management, L.P.

 American Century VP         Growth and Income         American Century
Balanced Fund                                         Investment
                                                      Management, Inc.

 American Funds Global         Long-term Growth         Capital Research and
Growth Fund                                            Management Company

 American Funds Growth         Long-term Growth         Capital Research and
Fund                                                   Management Company

 American Funds            Growth and income         Capital Research and
Growth-Income Fund                                  Management Company

 American Funds            Long-term growth         Capital Research and
International Fund                                 Management Company

 Baron Capital Asset         Maximum capital appreciation         BAMCO, Inc.
Fund

 Delaware VIP              Total Return         Delaware Management
Diversified Income                             Company subadvised
Series                                         by Delaware
                                               International Advisers
                                               Ltd.

 Delaware VIP REIT         Total return         Delaware Management
Series                                         Company

                                                                              11

 Delaware VIP Small Cap         Capital appreciation         Delaware Management
Value Series                                                Company.

 Delaware VIP Trend         Capital Appreciation         Delaware Management
Series                                                  Company

 Dreyfus Stock Index         Capital Appreciation         Dreyfus Corporation
Fund, Inc.

 Dreyfus VIF Developing         Capital Appreciation         Dreyfus Corporation
Leaders Portfolio

 Fidelity (Reg. TM) VIP Asset         High total return         Fidelity Management
Manager Portfolio                                              and Research Company,
                                                               assist with foreign
                                                               investments: FMR U.K.;
                                                               FMR Far East; FIMM

 Fidelity (Reg. TM) VIP                Long-term capital appreciation.         Fidelity Management
Contrafund (Reg. TM) Portfolio                                                and Research Company,
                                                                              assist with foreign
                                                                              investments: FMR U.K.;
                                                                              FMR Far East

 Fidelity (Reg. TM) VIP Equity         Reasonable income         Fidelity Management
Income Portfolio                                                and Research Company

 Fidelity (Reg. TM) VIP Growth         Capital appreciation.         Fidelity Management
Portfolio                                                           and Research Company,
                                                                    assist with foreign
                                                                    investments: FMR U.K.;
                                                                    FMR Far East

 Janus Aspen Worldwide         Long-term growth         Janus Capital
Growth Portfolio                                       Management LLC

 Lincoln VIP Aggressive         Maximum capital appreciation         Delaware Management
Growth Fund                                                         Company Sub-advised
                                                                    by T. Rowe Price
                                                                    Associates, Inc.

 Lincoln VIP Bond Fund         Current income         Delaware Management
                                                     Company

 Lincoln VIP Capital         Long-term growth         Delaware Management
Appreciation Fund                                    Company Sub-advised
                                                     by Janus Capital
                                                     Management LLC

 Lincoln VIP Growth &         Capital appreciation         Delaware Management
Income Fund                                               Company

12

 Lincoln VIP               Capital appreciation         Delaware Management
International Fund                                     Company Sub-advised
                                                       by Delaware
                                                       International Advisers
                                                       Ltd

 Lincoln VIP Managed         Total return         Delaware Management
Fund                                             Company

 Lincoln VIP Social         Capital appreciation         Delaware Management
Awareness Fund                                          Company

 Neuberger Berman AMT         Capital appreciation         Neuberger Berman
Mid-Cap Growth                                            Management, Inc.
Portfolio

 Neuberger Berman AMT         Capital appreciation         Neuberger Berman
Partners Portfolio                                        Management, Inc.

 Scudder VIT Equity 500         Capital Appreciation         Deutsche Asset
Index Fund                                                  Management, Inc.,sub-
                                                            advised by Northern
                                                            Trust Investments, Inc.

 Scudder VIT Small Cap         Capital Appreciation         Deutsche Asset
Index Fund                                                 Management, Inc.,
                                                           sub-advised by
                                                           Northern Trust
                                                           Investments, Inc.

 T. Rowe Price              Long-term growth         T. Rowe Price
International Stock                                 International, Inc.
Portfolio                                           subadvised by: Price
                                                    Fleming offices in
                                                    London, Tokyo,
                                                    Singapore, Hong Kong,
                                                    Buenos Aires & Paris

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
                                                                              13
Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values. Addition, deletion or substitution of investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds only for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.
Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.
Substitutions might also occur if shares of a fund should no longer be available, or if an investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.
We may also:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without the necessary approval by the SEC. We will also provide you written notice.
Charges and other deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services - See Additional services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.
The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or
14
more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Annual contract fee
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased.
Surrender charge for GVA I and GVA II*
Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:

During Participation Year         GVA I        GVA II
---------------------------      -------      -------
  1-5 .....................        5%           6%
  6 .......................        5%           3%
  7 .......................        4%           3%
  8 .......................        3%           3%
  9 .......................        2%           3%
  10 ......................        1%           3%
  11-15 ...................        0%           1%
  16 and later ............        0%           0%

*There is no surrender charge taken on withdrawals from GVA III.
The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.
Fixed account withdrawal/transfer limits for GVA III
GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, OR one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance. Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:

                                              Percentage of Fixed
                                               Account Available
Year Request Received by Lincoln Life            Under GVA III
---------------------------------------      --------------------
  1 ...................................                 20%
  2 ...................................                 25%
  3 ...................................              33.33%
  4 ...................................                 50%
  5 ...................................                100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us of their intention to liquidate their fixed account balance and stop contributions to the contract. In addition, at contract termination certain 403(b) GVA III contracts offer lump sum payouts from the fixed account which may have a market value adjustment. Lump sum payouts will never be less than net contributions accumulated at an annual effective rate of 3%.
Waiver of surrender charges and fixed account withdrawal/transfer limits
Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:
                                                                              15

                Standard conditions
                -------------------------------------------------------------------
GVA I           o the participant has attained age 59 1/2
                o the participant has died
                o the participant has incurred a disability (as defined under the contract)
                o the participant has separated from service with their employer
                -------------------------------------------------------------------
 GVA II         o the participant has attained age 59 1/2
                o the participant has died
                o the participant has incurred a disability (as defined under the contract)
                o the participant has separated from service with their employer and is at least 55 years of age
                -------------------------------------------------------------------
 GVA III        o the participant has attained age 59 1/2
                o the participant has died
                o the participant has incurred a disability (as defined under the contract)
                o the participant has separated from service with their employer
                o the participant is experiencing financial hardship*
                Optional conditions
                -----------------------------------------------------------------
GVA I           o the participant has separated from service with their employer and is at least 55 years of age
                o the participant is experiencing financial hardship
                -----------------------------------------------------------------
 GVA II         o the participant has separated from service with their employer
                o the participant is experiencing financial hardship
                -----------------------------------------------------------------
 GVA III        o the participant has separated from service with their employer and is at least 55 years of age

*A GVA III contractowner has the option not to include the financial hardship condition.
Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.
A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.
Deductions from the VAA for GVA I, II & III
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of:

"standard" mortality and expense risk charge        1.00%
"breakpoint" mortality and expense charge*          .75%

*Only certain contract or plans are eligible for a breakpoint charge. See - Charges and other deductions.
This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.
If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.
Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, either individually or in combination with other contracts under the same employer group or association, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For cases not eligible for the lower mortality and risk expense charge at issue, the lower charge will be implemented on the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be unfairly discriminatory against any person. Contact your agent for our current eligibility criteria.
Special arrangements
The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on participants with account balances
16
in the VAA. Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.
Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation. The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.
Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.
Other charges and deductions
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
The contracts
Purchase of the contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.
Initial contributions
When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.
The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.
We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution. Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.
Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.
Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.
                                                                              17
Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.
Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.
Section 830.205 of the Texas Education Code provides that employer or state contributions (other than salary reduction contributions) on behalf of participants in the Texas Optional Retirement Program (ORP) vest after one year of participation in the program. We will return employer contributions to the contractowner for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP participants may only direct employer and state contributions to the fixed account.
Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.
Replacement of existing insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.
Allocation of contributions
The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccount's or the fixed account must be in any whole percent.
Upon allocation to a subaccount, contributions are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received by us if received before the end of the valuation date (normally, 4:00 p.m.,
New York time). If the contribution is placed at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the
VAA and the underlying funds.
Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocation of employer contributions may be restricted by the applicable plan.
Valuation of accumulation units
Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:
1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus
18
2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.
The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the
Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.
A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.
A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.
Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.
When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.
Market Timing
Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can adversely affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may adversely affect other contractowners or funds shareholders.
Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. We may vary our Market Timing Procedures from subaccount to subaccount, and they may also vary due to differences in operational systems and contract provisions.
We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. We will investigate the transfer patterns for each contractowner that fulfills the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner that future transfers
(among the subaccounts and/or the fixed account) will be temporarily or permanently permitted to be made only by original signature sent to us by U.S. mail, standard delivery. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market time, upon discovery, we will reverse the
                                                                              19
transaction and any gains will be returned to the appropriate fund. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involved judgments that are inherently subjective. Additionally, the terms of the contract may also limit our ability to aggressively restrict transfers therefore, we cannot guarantee that our Market Timing Procedures will detect every potential market timer.
Our Market Timing Procedures are applied consistently to all contractowners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.
To the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annuity commencement date.
Additional services
There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.
Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years.
The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.
The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.
Portofolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.
Death benefit before the annuity commencement date
The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.
If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1)
the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).
We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.
If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed
20
within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the
1940 Act.
Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.
Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.
If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.
Other rules apply to non-qualified annuities. See "Federal tax matters."
If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.
Withdrawals
Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.
Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.
Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and other deductions- Fixed account withdrawal/transfer limits for GVA III."
The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New
York time, we will process the request using the accumulation unit value computer on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with withdrawals of account value. See "Charges and other deductions."
The tax consequences of a withdrawal are discussed later in this booklet. See "Federal tax matters."
Total withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.
Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.
Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.
Systematic withdrawal option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract.
Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is
                                                                              21
waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.
Required minimum distribution program (formerly known as maximum conservation option). Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.
Withdrawal restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal tax matters."
Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.
As required by Section 830.105 of the Texas Education Code, withdrawal requests by participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A participant in an ORP contract is required to obtain a certificate of termination from the participant's employer before a withdrawal request can be granted.
For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal tax matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q)
and 72(t) of the tax code, may be subject to a 10% excise tax.
Loans
If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and must be at least $1,000.
For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loans and loan interest rates is in the contract, the active life certificates, the annuity loan agreement and is available from us.
Delay of payments
Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.
We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We also may be required to provide additional information about a contractowner's account to government regulators. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.
Transfers may also be delayed as permitted by the 1940 Act.
22
Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required). Ownership
Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.
Contractowner and participant questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441, or visit us at www.LincolnRetirement.com.
Annuity payouts
As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.
We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.
Annuity payout options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner (or participant in an allocated contract).
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and other deductions and Federal tax matters.
General information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.
                                                                              23
Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.
Annuity payout calculation
Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity apyout option selected.
Variable annuity payouts
Variable annuity payouts will be determined using:
 o The participant's annuity conversion amount in the VAA as of the innitial annuity payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1. Determine the dollar amount of the first periodic payout; then
2. Credit the retired life certificate with a specific number of annuity units equal to the first periodic payout divided by the annuity unit value; and
3. Calculate the value of the annuity units each period thereafter.
We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.
Federal tax matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation. Qualified Retirement Plans
We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
24
We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.
We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.
Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. Applicable state law may permit different contribution limits or impose other limitations upon your IRAs or other qualified plans.
Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.
Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA. Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Tax treatment of payments
The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from i ncome was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA income if certain conditions are satisfied.
                                                                              25
Required minimum distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Principal Security Benefit, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.
Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 59 1/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.
Taxation of death benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions.
Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income
Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
26
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our tax status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively. Voting rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccount which invests in these classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.
Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the variable annuity account - Fund shares.
Distribution of the contracts
Lincoln Financial Advisors Corporation (LFA), an affiliate of ours, serves as principal underwriter for the contracts. LFA is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of
NASD, Inc. We offer the contracts through LFA and LFA also pays commissions to our sales representatives (Lincoln Sales Representatives), who are also associated with LFA. We and LFA also may enter into selling agreements with and pay commissions to other broker-dealers (Selling Firms) for the sale of the contracts.
The AllianceBernstein, American, Baron, Delaware and Fidelity funds offered as part of this contract make payments to us under their distribution plans in consideration of services provided and expenses incurred by us in distributing Fund shares. The payment rates range from .25% to .30% based on the amount of assets invested in those Funds. For information on specific Fund rates, see - Expense tables. All investment advisers and other service providers for the Funds offered as part of this contract may, from time to time, make payments for services to us.
Compensation Paid to LFA. LFA, in addition to acting as principal underwriter, is also a member of the selling group. In its role as a member of the selling group, the maximum commission we pay to LFA for the sale of contracts is 3.50% of contributions. LFA may elect to receive a lower commission when a contribution is made along with a quarterly payment based on contributions for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 1.18% of contributions. We also pay for the operating and other expenses of LFA, including the following sales expenses:
Sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives who are also Lincoln Sales Representatives a portion of the commissions received for their sales of contracts. Lincoln Sales Representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, Lincoln Sales Representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help Lincoln Sales Representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
                                                                              27
Compensation Paid to Unaffiliated Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 3.50% of contributions. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to Selling Firms is1.18% of contributions and ongoing annual compensation of up to 0.00%
of annual contract sales.
Commission and other incentives or payments described above are not charged directly to contract owners or the VAA. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contracts. Return privilege
Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days)
after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.
State regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.
Other information
Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactiviation date.
Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the VAA or the Principal Underwriter.
28
Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account L

Item                                                  Page
Special terms                                        B-2
Services                                             B-2
Principal underwriter                                B-2
Purchase of securities being offered                 B-2
Annuity payouts                                      B-2
Determination of accumulation and annuity unit
value                                                B-3
Advertising and sales literature                     B-3
Additional services                                  B-5
Other information                                    B-6
Financial statements                                 B-6

For a free copy of the SAI complete the form below.
                Statement of Additional Information Request Card
             Group Variable Annuity Account Contracts I, II, & III
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L (Group Variable Annuity Contracts I, II & III).
                                 (Please Print)
Name: -------------------------------------------------------------------------
Address: ----------------------------------------------------------------------
City ---------------------------------------------------  State ---------
Zip ---------
Mail to: The Lincoln National Life Insurance Co., P.O. Box 9740, Portland, ME 04104
                                                                              29
                      [THIS PAGE INTENTIONALLY LEFT BLANK]
Appendix A - Condensed financial information
Accumulation unit values
The following information relating to accumulation unit values and number of accumulation units for the Group Variable Annuity subaccounts for the following periods ended December 31, 2003 come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.

                                                                                    1996            1997
                                                                              ----------      ----------
AllianceBernstein Growth Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------
AllianceBernstein Technology Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------
American Century VP Balanced Fund* Accumulation unit value
oBeginning of period ...................................................       $15.698         $16.213
oEnd of period .........................................................        16.213          18.550
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................             2           1,267
-------------------------------------------------------------------------      -------         -------
American Funds Growth Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
American Funds International Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
Baron Capital Asset Fund** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
Delaware VIP REIT Series*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
Delaware VIP Trend Series*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
Dreyfus Stock Index Fund* Accumulation unit value
oBeginning of period ...................................................       $21.013         $22.705
oEnd of period .........................................................        22.705          29.827
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................             3           3,317
-------------------------------------------------------------------------      -------         -------
Dreyfus VIP Developing Leaders Portfolio* Accumulation unit value
oBeginning of period ...................................................       $14.854         $15.286
oEnd of period .........................................................        15.286          17.632
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................            12           3,524
-------------------------------------------------------------------------      -------         -------
Fidelity (Reg. TM)VIP Asset Manager Portfolio* Accumulation unit value
oBeginning of period ...................................................       $16.309         $17.267
oEnd of period .........................................................        17.267          20.583
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................            25           4,471
-------------------------------------------------------------------------      -------         -------
                                                                                                          1999
                                                                                              ----------------------------
                                                                                    1998        Standard       Breakpoint+
                                                                              ----------      ----------      ------------
AllianceBernstein Growth Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------
AllianceBernstein Technology Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------
American Century VP Balanced Fund* Accumulation unit value
oBeginning of period ...................................................       $18.550         $21.263           $21.702
oEnd of period .........................................................        21.263          23.168            23.198
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................         1,269           1,099                94
-------------------------------------------------------------------------      -------         -------           -------
American Funds Growth Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------           -------
American Funds International Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------           -------
Baron Capital Asset Fund** Accumulation unit value
oBeginning of period ...................................................       $10.000         $13.218           $15.583
oEnd of period .........................................................        13.218          17.775            17.800
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................            27             460                23
-------------------------------------------------------------------------      -------         -------           -------
Delaware VIP REIT Series*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------           -------
Delaware VIP Trend Series*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------           -------
Dreyfus Stock Index Fund* Accumulation unit value
oBeginning of period ...................................................       $29.827         $37.861           $41.583
oEnd of period .........................................................        37.861          45.208            45.265
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................         3,913           3,815               352
-------------------------------------------------------------------------      -------         -------           -------
Dreyfus VIP Developing Leaders Portfolio* Accumulation unit value
oBeginning of period ...................................................       $17.632         $16.856           $18.723
oEnd of period .........................................................        16.856          20.552            20.578
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................         3,954           3,430               192
-------------------------------------------------------------------------      -------         -------           -------
Fidelity (Reg. TM)VIP Asset Manager Portfolio* Accumulation unit value
oBeginning of period ...................................................       $20.583         $23.445           $24.279
oEnd of period .........................................................        23.445          25.787            25.819
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................         4,638           4,152               251
-------------------------------------------------------------------------      -------         -------           -------

                                                                             A-1

                     2000                               2001
         -----------------------------      -----------------------------
           Standard        Breakpoint+        Standard        Breakpoint+
         ----------      -------------      ----------      -------------
          $10.000           $10.000          $ 8.743           $ 8.748
            8.743             8.748            6.609             6.629
                8                 1               28                 2
          -------           -------          -------           -------
          $10.000           $10.000          $ 7.094           $ 7.098
            7.094             7.098            5.235             5.252
               58                 1              222                 6
          -------           -------          -------           -------
          $23.168           $23.198          $22.330           $22.414
           22.330            22.414           21.327            21.460
            1,000                98            1,015                92
          -------           -------          -------           -------
          $10.000           $10.000          $ 8.991           $ 8.997
            8.991             8.997            7.285             7.309
               88                 1              510                11
          -------           -------          -------           -------
          $10.000           $10.000          $ 8.582           $ 8.587
            8.582             8.587            6.807             6.828
               17                 1               53                 3
          -------           -------          -------           -------
          $17.775           $17.800          $17.132           $17.198
           17.132            17.198           19.054            19.176
              635                32              740                30
          -------           -------          -------           -------
          $10.000           $10.000          $10.569           $10.575
           10.569            10.575           11.371            11.406
               56                 1              179                 1
          -------           -------          -------           -------
          $10.000           $10.000          $ 7.781           $ 7.786
            7.781             7.786            6.513             6.533
               45                 1               67                 5
          -------           -------          -------           -------
          $45.208           $45.265          $40.604           $40.757
           40.604            40.757           35.304            35.525
            3,325               282            3,209               205
          -------           -------          -------           -------
          $20.552           $20.578          $23.056           $23.142
           23.056            23.142           21.430            21.564
            3,368               159            3,319               119
          -------           -------          -------           -------
          $25.787           $25.819          $24.527           $24.619
           24.527            24.619           23.290            23.436
            3,547               200            3,360               102
          -------           -------          -------           -------
                     2002                              2003
         -----------------------------      ---------------------------
           Standard        Breakpoint+        Standard       Breakpoint
         ----------      -------------      ----------      -----------
          $ 6.609           $ 6.629          $ 4.693          $ 4.720
            4.693             4.720            6.259            6.310
               70                 7              163                4
          -------           -------          -------          -------
          $ 5.235           $ 5.252          $ 3.016          $ 3.033
            3.016             3.033            4.294            4.329
              345                11              622               13
          -------           -------          -------          -------
          $21.327           $21.460          $19.096          $19.263
           19.096            19.263           22.586           22.840
            1,006                80             1033               67
          -------           -------          -------          -------
          $ 7.285           $ 7.309          $ 5.449          $ 5.480
            5.449             5.480            7.380            7.441
              900                21             1474               16
          -------           -------          -------          -------
          $ 6.807           $ 6.828          $ 5.739          $ 5.771
            5.739             5.771            7.662            7.724
              163                 8              383                9
          -------           -------          -------          -------
          $19.054           $19.176          $16.186          $16.330
           16.186            16.330           20.835           21.073
              911                28              931               20
          -------           -------          -------          -------
          $11.371           $11.406          $11.751          $11.817
           11.751            11.817           15.558           15.684
              495                17              600               15
          -------           -------          -------          -------
          $ 6.513           $ 6.533          $ 5.155          $ 5.183
            5.155             5.183            6.879            6.934
              123                 7              220                3
          -------           -------          -------          -------
          $35.304           $35.525          $27.136          $27.375
           27.136            27.375           34.486           34.877
            2,922               161             2883              131
          -------           -------          -------          -------
          $21.430           $21.564          $17.159          $17.310
           17.159            17.310           22.372           22.625
            3,153                91             3135               74
          -------           -------          -------          -------
          $23.290           $23.436          $21.046          $21.231
           21.046            21.231           24.582           24.860
            3,052                80             2804               71
          -------           -------          -------          -------

A-2

                                                                                    1996            1997
                                                                              ----------      ----------
Fidelity (Reg. TM)VIP Contrafund (Reg. TM)Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------
Fidelity (Reg. TM)VIP Equity-Income Portfolio*Accumulation unit value
oBeginning of period ...................................................       $14.763         $15.790
oEnd of period .........................................................        15.790          19.985
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................            10           3,608
-------------------------------------------------------------------------      -------         -------
Fidelity (Reg. TM)VIP Growth Portfolio* Accumulation unit value
oBeginning of period ...................................................       $22.793         $23.220
oEnd of period .........................................................        23.220          28.328
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................             8           4,982
-------------------------------------------------------------------------      -------         -------
Fidelity VIP Money Market Portfolio* (Pending Allocation Account) Accumulation unit value
oBeginning of period ...................................................       $11.123         $11.277
oEnd of period .........................................................        11.277          11.894
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................             1              30
-------------------------------------------------------------------------      -------         -------
Janus Aspen Worldwide Growth Portfolio** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
Lincoln VIP Aggressive Growth Fund** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
Lincoln VIP Capital Appreciation Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
Lincoln VIP Growth and Income Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
Lincoln VIP Social Awareness Fund** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
Neuberger Berman AMT Mid-Cap Growth Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
Neuberger Berman AMT Partners Portfolio** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------
T. Rowe Price International Stock Portfolio* Accumulation unit value
oBeginning of period ...................................................       $11.687         $12.276
oEnd of period .........................................................        12.276          12.503
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................             5           1,837
-------------------------------------------------------------------------      -------         -------
                                                                                                          1999
                                                                                              ----------------------------
                                                                                    1998        Standard       Breakpoint+
                                                                              ----------      ----------      ------------
Fidelity (Reg. TM)VIP Contrafund (Reg. TM)Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------
Fidelity (Reg. TM)VIP Equity-Income Portfolio*Accumulation unit value
oBeginning of period ...................................................       $19.985         $22.087           $24.433
oEnd of period .........................................................        22.087          23.252            23.281
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................         4,155           3,856               182
-------------------------------------------------------------------------      -------         -------           -------
Fidelity (Reg. TM)VIP Growth Portfolio* Accumulation unit value
oBeginning of period ...................................................       $28.328         $39.122           $44.085
oEnd of period .........................................................        39.122          53.234            53.301
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................         5,291           5,554               151
-------------------------------------------------------------------------      -------         -------           -------
Fidelity VIP Money Market Portfolio* (Pending Allocation Account) Accumulation unit value
oBeginning of period ...................................................       $11.894         $12.544           $12.843
oEnd of period .........................................................        12.544          13.192            13.195
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................            17              12                 1
-------------------------------------------------------------------------      -------         -------           -------
Janus Aspen Worldwide Growth Portfolio** Accumulation unit value
oBeginning of period ...................................................       $10.000         $12.520           $13.979
oEnd of period .........................................................        12.520          20.385            20.410
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................            75           1,054                74
-------------------------------------------------------------------------      -------         -------           -------
Lincoln VIP Aggressive Growth Fund** Accumulation unit value
oBeginning of period ...................................................       $10.000         $12.454           $12.865
oEnd of period .........................................................        12.454          17.563            17.585
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................            19           1,486               202
-------------------------------------------------------------------------      -------         -------           -------
Lincoln VIP Capital Appreciation Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------           -------
Lincoln VIP Growth and Income Fund*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------           -------
Lincoln VIP Social Awareness Fund** Accumulation unit value
oBeginning of period ...................................................       $10.000         $12.791           $13.358
oEnd of period .........................................................        12.791          14.619            14.637
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................            33           1,107                88
-------------------------------------------------------------------------      -------         -------           -------
Neuberger Berman AMT Mid-Cap Growth Portfolio*** Accumulation unit value
oBeginning of period ...................................................
oEnd of period .........................................................
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................
-------------------------------------------------------------------------      -------         -------           -------
Neuberger Berman AMT Partners Portfolio** Accumulation unit value
oBeginning of period ...................................................       $10.000         $11.861           $13.254
oEnd of period .........................................................        11.861          12.609            12.625
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................            27             150                21
-------------------------------------------------------------------------      -------         -------           -------
T. Rowe Price International Stock Portfolio* Accumulation unit value
oBeginning of period ...................................................       $12.503         $14.342           $14.861
oEnd of period .........................................................        14.342          18.931            18.955
Number of accumulation units ...........................................
oEnd of period (000's omitted) .........................................         2,049           1,818               122
-------------------------------------------------------------------------      -------         -------           -------

                                                                             A-3

                     2000                               2001
         -----------------------------      -----------------------------
           Standard        Breakpoint+        Standard        Breakpoint+
         ----------      -------------      ----------      -------------
          $10.000           $10.000          $ 9.412           $ 9.419
            9.412             9.419            8.157             8.183
                2                 1               62                 2
          -------           -------          -------           -------
          $23.252           $23.281          $24.959           $25.052
           24.959            25.052           23.486            23.633
            3,030               155            3,059               132
          -------           -------          -------           -------
          $53.234           $53.301          $46.917           $47.094
           46,917            47,904           38.252            38.492
            5,136               184            4,883               144
          -------           -------          -------           -------
          $13.192           $13.195          $14.024           $14.054
           14.024            14.054           14.610            14.633
                7                 1                7                 1
          -------           -------          -------           -------
          $20.385           $20.410          $17.019           $17.083
           17.019            17.083           13.069            13.152
            2,225               150            2,218               139
          -------           -------          -------           -------
          $17.563           $17.585          $16.920           $16.984
           16.920            16.984           11.175            11.246
            2,416               156            2,306               137
          -------           -------          -------           -------
          $10.000           $10.000          $ 8.243           $ 8.249
            8.243             8.249            6.048             6.068
               25                 3              110                 7
          -------           -------          -------           -------
          $10.000           $10.000          $ 9.051           $ 9.057
            9.051             9.057            7.954             7.980
                9                 1               81                 4
          -------           -------          -------           -------
          $14.619           $14.637          $13.268           $13.318
           13.268            13.318           11.885            11.959
            1,127               116            1,173               115
          -------           -------          -------           -------
          $10.000           $10.000          $ 7.673           $ 7.678
            7.673             7.678            5.725             5.743
               59                 1              115                 2
          -------           -------          -------           -------
          $12.609           $12.625          $12.571           $12.619
           12.571            12.619           12.094            12.170
              212                32              323                39
          -------           -------          -------           -------
          $18.931           $18.955          $15.400           $15.457
           15.400            15.457           11.859            11.934
            1,634                80            1,544                62
          -------           -------          -------           -------
                     2002                              2003
         -----------------------------      ---------------------------
           Standard        Breakpoint+        Standard       Breakpoint
         ----------      -------------      ----------      -----------
          $ 8.157           $ 8.183          $ 7.300          $ 7.342
            7.300             7.342            9.265            9.342
              167                 7              259                3
          -------           -------          -------          -------
          $23.486           $23.633          $19.312          $19.481
           19.312            19.481           24.918           25.200
            2,830                70             2772               59
          -------           -------          -------          -------
          $38.252           $38.492          $26.469          $26.703
           26.469            26.703           34.815           35.209
            4,445                99             4189               82
          -------           -------          -------          -------
          $14.610           $14.633          $14.859          $14.871
           14.859            14.871           15.007           15.020
                5                 1                3                0
          -------           -------          -------          -------
          $13.069           $13.152          $ 9.639          $ 9.724
            9.639             9.724           11.833           11.967
            2,090               112             1917               81
          -------           -------          -------          -------
          $11.175           $11.246          $ 7.720          $ 7.788
            7.720             7.788           10.137           10.252
            2,202               118             2246               91
          -------           -------          -------          -------
          $ 6.048           $ 6.068          $ 4.374          $ 4.399
            4.374             4.399            5.736            5.783
              165                13              245               11
          -------           -------          -------          -------
          $ 7.954           $ 7.980          $ 6.139          $ 6.174
            6.139             6.174          $ 7.884            7.948
              193                26              376               10
          -------           -------          -------          -------
          $11.885           $11.959          $ 9.164          $ 9.244
            9.164             9.244           11.963           12.099
            1,213                96             1279               77
          -------           -------          -------          -------
          $ 5.725           $ 5.743          $ 4.005          $ 4.027
            4.005             4.027            5.078            5.119
              154                 6              234                3
          -------           -------          -------          -------
          $12.094           $12.170          $ 9.083          $ 9.163
            9.083             9.163           12.148           12.286
              405                46              507               38
          -------           -------          -------          -------
          $11.859           $11.934          $ 9.593          $ 9.678
            9.593             9.678           12.397           12.538
            1,438                53            1,435               40
          -------           -------          -------          -------

A-4
+  Breakpoint unit values commenced on June 29, 1999.
* The Subaccount indicated commenced operations on September 26, 1996.
** The Subaccount indicated commenced operation on October 1, 1998.
*** The Subaccount indicated commenced operation on September 27, 2000.
                                                                             A-5